LSI Industries' Acquisition of Canada's Best Holdings

March 11, 2025


STARBUCKS

Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements. Forward-looking statements may be identified by words such as “estimates,” “anticipates,” “encourage,” “projects,” “plans,” “expects,” “can,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” or the negative versions of those words and similar expressions and by the context in which they are used. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made. Actual results could differ materially from those contained in or implied by such forward-looking statements as a result of a variety of risks and uncertainties over which the Company may have no control. These risks and uncertainties include, but are not limited to, risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which LSI and CBH operate; uncertainties regarding the ability of LSI and CBH to promptly and effectively integrate their businesses; uncertainties regarding the reaction to the transaction of the companies' respective customers, employees, and counterparties; and risks relating to the diversion of management time on transaction-related issues. For details on additional risks and uncertainties that may cause our actual results to be materially different than those expressed in our forward-looking statements, visit https://investors.lsicorp.com as well as our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q which contain risk factors. The Company does not undertake and hereby disclaims any duty to update any forward-looking statements to reflect subsequent events or circumstances.

Transaction Overview

CBH Acquisition Demonstrates Further Execution on Vertical Market Strategy

Executive Summary

- LSI acquired Canada's Best Holdings ("CBH"), on March 11, 2025, for $24 million cash (USD), with a $7 million performance-based earnout potential
- Transaction funded by availability on existing credit facility
- Transaction is immediately accretive to LSI's margin rate and earnings per share on a pre-synergy basis
- CBH to become part of LSI's Display Solutions segment
- Pro-forma for the transaction, LSI expects net leverage of approximately 1.1x
- Leadership to remain with the combined organization
- CBH is widely recognized as Canada's Best Store Fixtures (CBSF)

Strategic Highlights

- The bolt-on acquisition of CBH is a "strategic sequel" to the April 2024 acquisition of EMI industries, further positioning LSI as a market-leading business of scale within retail display solutions
- CBH accelerates LSI's strategic expansion in the rapidly growing Canadian market, and further expands LSI's vertical market presence in grocery, C-store/refueling; minimal customer overlap between LSI and CBH
- CBH local manufacturing and distribution footprint in Canada, allowing LSI to better support large customers with locations throughout North America, provides flexibility to better serve large, cross-border customers
- Demonstrates further execution of *Fast Forward* Strategy which includes expanding into new, growing markets and verticals. Strengthens LSI's capabilities to capitalize on the secular growth opportunities projected for key vertical markets

CBH Expands LSI's Display Solutions Platform

One of Canada's Largest Providers of Custom Fixtures and Display Solutions

CBH is an Ontario-based, vertically integrated designer, manufacturer, distributor, and installer of custom store fixtures and display solutions

2003	Year Founded
10,000+	Retail sites served
200+ million	Retail square footage served

CBH operates four Canada-based facilities that provide design, engineering, manufacturing, distribution operations



Edmonton, Alberta
11,700 SQFT
Showroom and distribution center
Vaughan, Ontario (#1)
61,000 SQFT
Acrylic fabrication, large format printing, distribution
Tottenham, Ontario
12,000 SQFT
Distribution Center
Vaughan, Ontario (#2)
47,502 SQFT
Wood fabrication and finishing, metal fabrication

3	Facility Locations
132,000	Total Square Footage
120	Employees Nationwide

Provides a one-stop, turnkey solutions for thousands of retail sites across Canada, including several of LSI's key vertical markets such as QSR, Grocery and Pharmacy

- Financial Institutions
- Specialty Retail
- Fashion & Apparel
- Retail Pharmacy
- Grocery
- QSR / Restaurant
- C-store

CBH Provides an Integrated, One-Stop Solution

Complementary Products and Solutions Offering

Full-Lifecycle Custom Retail Build Solutions



Retail Design & Project Management

Build strategy, design & prototyping, materials sourcing and fabrication, construction, site launch



Custom Wood Fabrication

Custom millwork built with the highest-quality materials for both design and function


TD

Metal, Acrylics, Plastics & Glass Fabrication

High-quality custom metal, acrylic, plastic and glass retail displays and fixtures



Solutions Sourcing

Source merchandising accessories, such as shelves and other display requirements, providing a comprehensive customer solution set



Installation & Merchandising

Manage installation by partnering with an extensive network of installers and merchandisers to meet customer site schedules

CBH Supports Leading Regional & Global Brands

Strong, Long-Time Customer Relationships Providing Proven Solutions

CBH expands LSI's presence with regional, national and international brands with operations in Canada

- Only 20% of CBH's customer base are also customers of LSI – minimal customer overlap
- CBH positions LSI to expand within core grocery, QSR and c-store/refueling markets, while providing additional entry points into other complementary vertical markets

Grocery & Bulk Food

Longo's, Loblaws, Nature's Emporium, Farm Boy, Summerhill Market, Healthy Planet, Walmart Canada

Pharmacy

Shoppers Drug Mart, RemedysRx, wellwise by Shoppers, Rexall

QSR / Restaurant / C-Store

Starbucks, Cactus Club Cafe, King Taps, Cobs Bread, Circle K

Fashion and Apparel

strellson, Joe Boxer, Victoria's Secret, The Lakeside Collection, adidas

Specialty Retail

Canadian Tire, petvalu, Staples, Purolator, TOTO, Lowe's, Best Buy

Financial Institutions

TD, RBC, CIBC, BMO

CBH Acquisition Supports our *Fast Forward* Strategy

Expands Geographic Reach and Expansion into Both New and Existing Vertical Markets

	LSI	CBH	LSI + CBH
Facilities	16	3	19
Employees	1,900	120	2,020
Annual Revenue (USD)(1)	$548.0 million	$24.2 million(2)	$572.2 million
Annual Adj. EBITDA (USD)(1)	$53.7 million	$4.0 million(2)	$57.7 million

(1) Reflects LSI TTM performance through F2Q25 and EMI performance for the full-year calendar 2024
(2) CBH data reflects trailing two-year fiscal average through fiscal year 2024

CBH Acquisition Rationale

Building a Cross-Border Display Solutions Platform of Scale Across North America

Acquisition further positions LSI as a market-leading business of scale within the retail display solutions market. CBH represents LSI's next step in providing high-value solutions to customers in key vertical markets, partnering to attain their branding and consumer experience objectives.

Accelerates LSI's strategic expansion within the rapidly growing Canadian market. CBH will become LSI's largest business by revenue in Canada, one whose well-established, long-term customer relationships are expected to provide significant revenue synergies in the market.

Low customer overlap with LSI, providing for attractive commercial synergies. The business combination also expands LSI's capability to attract new customers in existing markets. In fiscal 2024, approximately 80% of CBH's revenue was with customers not currently served by LSI.

Enhances capability to provide custom solutions. The addition of CBH to the LSI portfolio provides localized manufacturing, distribution and logistics operations, providing flexibility to fulfill custom solutions for both individual customers and large customers with locations across the United States and Canada.

Highly skilled workforce of more than 120+ employees and experienced leadership team. LSI intends to retain the experienced leadership team at CBH, mirroring the JSI and EMI integration playbooks.

Transaction is immediately accretive to LSI's margin rate and adjusted earnings per share. In fiscal year 2024, CBH generated an adjusted EBITDA margin above LSI's trailing twelve-month average.

Accelerates LSI's strategic execution under the *Fast Forward* Plan

- Advancing our vertical market strategy outlined in *Fast Forward* Plan
- Further establishes LSI within both core and emerging vertical markets
- Creates recognized presence in the growing Canadian market
- Low customer overlap creates commercial synergies

FAST FORWARD Value Creation Strategy

LSI Continues to Build Leading Positions in Targeted, High-Value Vertical Markets

Our FY28 *Fast Forward* Plan targets prioritize a combination of organic / inorganic commercial growth, operational excellence, and disciplined capital allocation

We continue to execute on our *Fast Forward* Plan of:

- **Growing** our "customer share of wallet" by providing additional goods and services to customers in existing verticals
- **Expanding** into new vertical and geographic markets, offering new, differentiated high-value value solutions as recognized by the customer

Revenue Growth ($M)



$497
$143
$160
$800
2023
M&A
Organic Growth
2028

Adjusted EBITDA ($M) / Margin (%)



10.4%
12.5%
$52
$100
FY23
FY28

Targeted Commercial Expansion
Durable Revenue Growth

- ✓ High-single-digit organic revenue growth; ~5-7% CAGR
- ✓ Balanced inorganic growth; $150+ M in acquisition-related revenue by 2028
- ✓ Organic market expansion through product expansion and enhanced commercialization

Focused Operational Excellence
Stable Margin Expansion

- ✓ Drive increased asset optimization
- ✓ Drive ratable cost reductions; targeting annualized cost of reduction of 2-3%
- ✓ Deliver at least 50 basis points of margin expansion annually

Long-Term Value Creation
Driving Profitable Growth

- ✓ Drive Ratable Annualized Growth in Adjusted EPS
- ✓ Deliver consistent free cash flow conversion; targeting 100% of Adjusted Net Income
- ✓ Committed to consistent payment of quarterly cash dividend

*LSI Fiscal Year (FY) July 1st, Through June 30th

For Additional Questions,
Please Contact
720.778.2415

Thank You,

LSI Investor Relations

